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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               January 16, 2001
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                       (Date of earliest event reported)


                               U S Liquids Inc.
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            (Exact name of registrant as specified in its charter)
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
      Delaware                                                    001-13259            76-0519797
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(State or other jurisdiction                                     (Commission         (IRS Employer
 of incorporation)                                               File Number)     Identification No.)

411 N. Sam Houston Parkway East, Suite 400, Houston, Texas                              77060-3545
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(Address of principal executive offices)                                                (Zip Code)
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                                (281) 272-4500
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              Registrant's telephone number, including area code

Item 5.  Other Events and Regulation FD Disclosure.

     On January 16, 2001, U S Liquids Inc. issued a press release announcing earnings guidance for 2001 and preliminary results for the quarter and year ending December 31, 2000. A copy of this press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

     On January 17, 2001, U S Liquids Inc. hosted a conference call and webcast for analysts and investors to discuss its 2001 outlook. Attached as Exhibit 99.2 is certain financial information that was presented during this conference call and webcast.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.
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          99.1 Copy of U S Liquids Inc. January 16, 2001 Press Release.
          99.2 Certain Financial Information presented by U S Liquids Inc. on January 17, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U S LIQUIDS INC.



Date: January 16, 2001         By:  /s/ Michael P. Lawlor
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                                    Michael P. Lawlor, Chief Executive Officer